Exhibit 21.1

Subsidiaries of the Registrant

The subsidiaries of the Registrant are as follows:

Name	Jurisdiction of Incorporation or Organization
15th & Walnut Owner, LLC	Delaware
A-S 66 Beltway 8-Blackhawk, L.P.	Texas
Barclay Hospitality Services, LLC	North Carolina
Camelot Acquisition, LLC	Kentucky
Camelot Holdings SPE, LLC	Delaware
Cityville at the Perimeter GP, L.L.C.	Delaware
Cityville at the Perimeter LP, L.L.C.	Delaware
Cityville at the Perimeter, L.P.	Illinois
Cityville Block 121 Development, L.L.C.	Delaware
Cityville Dallas Haskell GP, L.L.C.	Delaware
Cityville Dallas Haskell Limited Partnership	Illinois
Cityville Dallas Haskell LP, L.L.C.	Delaware
Cityville Oak Park GP, L.L.C.	Delaware
Cityville Oak Park II GP, L.L.C.	Delaware
Cityville Oak Park II Limited Partnership	Illinois
Cityville Oak Park II LP, L.L.C.	Delaware
Cityville Oak Park Limited Partnership	Illinois
Cityville Oak Park LP, L.L.C.	Delaware
Cityville Oak Park TRS GP, L.L.C.	Delaware
Cityville Oak Park TRS Limited Partnership	Illinois
Cityville Oak Park TRS LP, L.L.C.	Delaware
Cityville Partners, L.L.C.	Delaware
Cityville Venue at the Ballpark, L.L.C.	Delaware
Crystal Lake Medical Associates, LLC	Indiana
Crystal Lake Medical Partners, LLC	Indiana
D.R. Stephens Institutional Fund, LLC	Delaware
Dakota Ridge Associates, LLC	Indiana
Dakota Ridge Partners, LLC	Indiana
Homewood Hotel Associates, LLC	Delaware
Homewood Hotel Lessee LLC	Delaware
IA Dallas Prestonwood Limited Partnership	Illinois
IA Webster Clear Lake Limited Partnership	Illinois
IA (CDH II) Sub, LLC	Delaware
IA (Concord) Sub, L.L.C.	Delaware
IA (LIP) Member, L.L.C.	Delaware
IA (LIP) Sub, L.L.C.	Delaware
IA (Net Lease) Sub, L.L.C.	Delaware
IA (Stephens) Sub, L.L.C.	Delaware
IA Acquisitions Corp.	Delaware

IA Aiken Eastgate, L.L.C.	Delaware
IA Anderson Central, L.L.C.	Delaware
IA Arlington Riverview GP, L.L.C.	Delaware
IA Arlington Riverview Limited Partnership	Illinois
IA Arlington Riverview LP, L.L.C.	Delaware
IA Atlanta Buckhead Member, L.L.C.	Delaware
IA Atlanta Buckhead, L.L.C.	Delaware
IA Augusta Fury's Ferry, L.L.C.	Delaware
IA Austin Scofield GP, L.L.C.	Delaware
IA Austin Scofield Limited Partnership	Illinois
IA Austin Scofield LP, L.L.C.	Delaware
IA Austin Walden Park, L.L.C.	Delaware
IA Austin West Creek, L.L.C.	Delaware
IA Baton Rouge Siegen, L.L.C.	Delaware
IA Birmingham Southgate, L.L.C.	Delaware
IA Bloomington Fields, L.L.C.	Delaware
IA Boynton Beach Congress, L.L.C.	Delaware
IA Branch Florida Portfolio, L.L.C.	Delaware
IA Branch Portfolio, L.L.C.	Delaware
IA Brandon Centre, L.L.C.	Delaware
IA Bryant Alcoa II, L.L.C.	Delaware
IA Bryant Alcoa, L.L.C.	Delaware
IA Carol Stream Heritage I, L.L.C.	Delaware
IA Carol Stream Heritage II, L.L.C.	Delaware
IA Carrollton Josey Oaks GP, L.L.C.	Delaware
IA Carrollton Josey Oaks Limited Partnership	Illinois
IA Carrollton Josey Oaks LP, L.L.C.	Delaware
IA Cartersville Bartow II, L.L.C.	Delaware
IA Cartersville Bartow, L.L.C.	Delaware
IA CFG Pennsylvania Portfolio DST	Delaware
IA CFG Portfolio, L.L.C.	Delaware
IA Charlotte Lender, L.L.C.	Delaware
IA Chesapeake Commons, L.L.C.	Delaware
IA Chesapeake Crossroads, L.L.C.	Delaware
IA Chicago Lincoln II, L.L.C.	Delaware
IA Chicago Lincoln, L.L.C.	Delaware
IA Class B Member, L.L.C.	Delaware
IA Cobalt Investors, L.L.C.	Delaware
IA Colorado Springs Cheyenne, L.L.C.	Delaware
IA Columbia Rosewood, L.L.C.	Delaware
IA Communities Acquisitions TRS, Inc.	Delaware
IA Communities Acquisitions, L.L.C.	Delaware
IA Communities Development, L.L.C.	Delaware
IA Communities Group, Inc.	Delaware
IA Communities Management, L.L.C.	Delaware
IA Communities Partners, Inc.	Delaware

IA Communities Third Party Polytech, L.L.C.	Delaware
IA Communities Third Party, Inc.	Delaware
IA Continental Cranberry Specialty Partner, L.P.	Delaware
IA Continental Morse, L.L.C.	Delaware
IA CP Investment, L.L.C.	Delaware
IA Cranberry General Partner DST	Delaware
IA Cranberry Limited Partner DST	Delaware
IA Cranberry Specialty GP DST	Delaware
IA Cranberry Specialty, L.P.	Illinois
IA Cypress Cyfair GP, L.L.C.	Delaware
IA Cypress CyFair Limited Partnership	Illinois
IA Cypress Cyfair LP, L.L.C.	Delaware
IA Dallas Prestonwood GP, L.L.C.	Delaware
IA Dallas Prestonwood LP, L.L.C.	Delaware
IA Denver Quebec Square, L.L.C.	Delaware
IA Devens Barnum, L.L.C.	Delaware
IA Dothan Pavilion, L.L.C.	Delaware
IA Duluth Pleasant Hill, L.L.C.	Delaware
IA Duluth Venture, L.L.C.	Delaware
IA Edmond Bryant, L.L.C.	Delaware
IA Edmond Legacy Woods, L.L.C.	Delaware
IA Englewood Merchants Member, L.L.C.	Delaware
IA Englewood Merchants, L.L.C.	Delaware
IA Erlanger Silverlake, L.L.C.	Delaware
IA Finance Corporation	Delaware
IA Finance Dakota Ridge, L.L.C.	Delaware
IA Finance North Pointe Lender, LLC	Delaware
IA Finance Portfolio I, L.L.C.	Delaware
IA Flower Mound Cross Timbers GP, L.L.C.	Delaware
IA Flower Mound Cross Timbers Limited Partnership	Illinois
IA Flower Mound Cross Timbers LP, L.L.C.	Delaware
IA Flower Mound Crossing GP, L.L.C.	Delaware
IA Flower Mound Crossing Limited Partnership	Illinois
IA Flower Mound Crossing LP, L.L.C.	Delaware
IA Flower Mound Highlands GP, L.L.C.	Delaware
IA Flower Mound Highlands Limited Partnership	Illinois
IA Flower Mound Highlands LP, L.L.C.	Delaware
IA Fond Du Lac Forest Plaza II, L.L.C.	Delaware
IA Fond du Lac Forest Plaza, L.L.C.	Delaware
IA Frederick Oak SPE, L.L.C.	Delaware
IA Frederick Oak, L.L.C.	Delaware
IA Fremont Kato Milmont, L.L.C.	Delaware
IA Fultondale Promenade, L.L.C.	Delaware
IA Gahanna Morse, L.L.C.	Delaware
IA Garland Shiloh GP, L.L.C.	Delaware
IA Garland Shiloh Limited Partnership	Illinois

IA Garland Shiloh LP, L.L.C.	Delaware
IA Garner White Oak, L.L.C.	Delaware
IA Grafton Port Washington, L.L.C.	Delaware
IA Grapevine Heritage Heights GP, L.L.C.	Delaware
IA Grapevine Heritage Heights Limited Partnership	Illinois
IA Grapevine Heritage Heights LP, L.L.C.	Delaware
IA Grapevine Park West GP, L.L.C.	Delaware
IA Grapevine Park West Limited Partnership	Illinois
IA Grapevine Park West LP, L.L.C.	Delaware
IA Greeley Centerplace Holding, L.L.C.	Delaware
IA Greeley Centerplace, L.L.C.	Delaware
IA Grove City Stringtown Outlot, L.L.C.	Delaware
IA Grove City Stringtown, L.L.C.	Delaware
IA Hendersonville Indian Lake Member, L.L.C.	Delaware
IA Hendersonville Indian Lake, L.L.C.	Delaware
IA Herndon Worldgate, L.L.C.	Delaware
IA High Ridge Gravois II, L.L.C.	Delaware
IA High Ridge Gravois, L.L.C.	Delaware
IA Hiram Smith II, L.L.C.	Delaware
IA Hiram Smith, L.L.C.	Delaware
IA Holding TRS, Inc.	Delaware
IA Homewood Washington Park, L.L.C.	Delaware
IA Houston Antoine Outlot GP, L.L.C.	Delaware
IA Houston Antoine Outlot Limited Partnership	Illinois
IA Houston Antoine Outlot LP, L.L.C.	Delaware
IA Houston Medical Center GP, L.L.C.	Delaware
IA Houston Medical Center Limited Partnership	Illinois
IA Houston Medical Center LP, L.L.C.	Delaware
IA Houston Northwest GP, L.L.C.	Delaware
IA Houston Northwest Limited Partnership	Illinois
IA Houston Northwest LP, L.L.C.	Delaware
IA Independence Hartman, L.L.C.	Delaware
IA Jacksonville Gateway, L.L.C.	Delaware
IA Kato Milmont Lender, L.L.C.	Delaware
IA Laquinta Pavilion, L.L.C.	Delaware
IA Lauderhill Universal, L.L.C.	Delaware
IA League City Bay Colony GP, L.L.C.	Delaware
IA League City Bay Colony Limited Partnership	Illinois
IA League City Bay Colony LP, L.L.C.	Delaware
IA League City Victory Lakes GP, L.L.C.	Delaware
IA League City Victory Lakes Limited Partnership	Illinois
IA League City Victory Lakes LP, L.L.C.	Delaware
IA Legacy Portfolio Auto, L.L.C.	Delaware
IA Lewisville LP, L.L.C.	Delaware
IA Lexington Bellerive, L.L.C.	Delaware
IA Lithonia Stonecrest, L.L.C.	Delaware

IA Lodging Associates, Inc.	Delaware
IA Lodging Corporation	Delaware
IA Lodging Operations TRS, Inc.	Delaware
IA Lodging West Homestead Waterfront DST	Delaware
IA Lodging West Homestead Waterfront TRS DST	Delaware
IA Lodging West Palm Beach Centerpark TRS, L.L.C.	Delaware
IA Lodging West Palm Beach Centerpark, L.L.C.	Delaware
IA Louisville Westport SPE, L.L.C.	Delaware
IA Louisville Westport, L.L.C.	Delaware
IA Loves Park Clifford, L.L.C.	Delaware
IA Lynchburg Wards, L.L.C.	Delaware
IA MAC Corporation	Delaware
IA Management and Development TRS, Inc.	Delaware
IA Management, L.L.C.	Delaware
IA Marion Legacy, L.L.C.	Delaware
IA Matthews Sycamore, L.L.C.	Delaware
IA Mckinney Towne Crossing GP, L.L.C.	Delaware
IA McKinney Towne Crossing Limited Partnership	Illinois
IA Mckinney Towne Crossing LP, L.L.C.	Delaware
IA Mesquite Pioneer GP, L.L.C.	Delaware
IA Mesquite Pioneer II GP, L.L.C.	Delaware
IA Mesquite Pioneer II Limited Partnership	Illinois
IA Mesquite Pioneer II LP, L.L.C.	Delaware
IA Mesquite Pioneer Limited Partnership	Illinois
IA Mesquite Pioneer LP, L.L.C.	Delaware
IA Middleburg Crossings, L.L.C.	Delaware
IA Midwest City Legacy Corner, L.L.C.	Delaware
IA Missouri City Riverstone GP, L.L.C.	Delaware
IA Missouri City Riverstone Limited Partnership	Illinois
IA Missouri City Riverstone LP, L.L.C.	Delaware
IA Monroe Poplin, L.L.C.	Delaware
IA Morse Member, L.L.C.	Delaware
IA Nashville Donelson, L.L.C.	Delaware
IA New Ulm Atlas, L.L.C.	Delaware
IA New York 33rd, L.L.C.	Delaware
IA Newnan Coweta, L.L.C.	Delaware
IA Newnan Thomas, L.L.C.	Delaware
IA Northbrook Lender, L.L.C.	Delaware
IA Oak Lawn Cicero, L.L.C.	Delaware
IA Ocoee Plantation Grove, L.L.C.	Delaware
IA Oklahoma City Legacy Arts Quarter, L.L.C.	Delaware
IA Oklahoma City Legacy Crossing, L.L.C.	Delaware
IA Oklahoma City Penn, L.L.C.	Delaware
IA Oklahoma City Rockwell, L.L.C.	Delaware
IA Omaha L Street, L.L.C.	Delaware
IA Orchard Hotels Addison GP, L.L.C.	Delaware

IA Orchard Hotels Addison Limited Partnership	Illinois
IA Orchard Hotels Addison LP, L.L.C.	Delaware
IA Orchard Hotels Addison TRS GP, L.L.C.	Delaware
IA Orchard Hotels Addison TRS Limited Partnership	Illinois
IA Orchard Hotels Addison TRS LP, L.L.C.	Delaware
IA Orchard Hotels Albuquerque TRS, L.L.C.	Delaware
IA Orchard Hotels Albuquerque, L.L.C.	Delaware
IA Orchard Hotels Baton Rouge TRS, L.L.C.	Delaware
IA Orchard Hotels Baton Rouge, L.L.C.	Delaware
IA Orchard Hotels Brownsville GP, L.L.C.	Delaware
IA Orchard Hotels Brownsville Limited Partnership	Illinois
IA Orchard Hotels Brownsville LP, L.L.C.	Delaware
IA Orchard Hotels Brownsville TRS GP, L.L.C.	Delaware
IA Orchard Hotels Brownsville TRS Limited Partnership	Illinois
IA Orchard Hotels Brownsville TRS LP, L.L.C.	Delaware
IA Orchard Hotels Colorado Springs TRS, L.L.C.	Delaware
IA Orchard Hotels Colorado Springs, L.L.C.	Delaware
IA Orchard Hotels Cranbury TRS, L.L.C.	Delaware
IA Orchard Hotels Cranbury, L.L.C.	Delaware
IA Orchard Hotels Dallas GP, L.L.C.	Delaware
IA Orchard Hotels Dallas Limited Partnership	Illinois
IA Orchard Hotels Dallas LP, L.L.C.	Delaware
IA Orchard Hotels Dallas TRS GP, L.L.C.	Delaware
IA Orchard Hotels Dallas TRS Limited Partnership	Illinois
IA Orchard Hotels Dallas TRS LP, L.L.C.	Delaware
IA Orchard Hotels Danbury TRS, L.L.C.	Delaware
IA Orchard Hotels Danbury, L.L.C.	Delaware
IA Orchard Hotels Federal Way TRS, L.L.C.	Delaware
IA Orchard Hotels Federal Way, L.L.C.	Delaware
IA Orchard Hotels Fort Worth GP, L.L.C.	Delaware
IA Orchard Hotels Fort Worth Limited Partnership	Illinois
IA Orchard Hotels Fort Worth LP, L.L.C.	Delaware
IA Orchard Hotels Fort Worth TRS GP, L.L.C.	Delaware
IA Orchard Hotels Fort Worth TRS Limited Partnership	Illinois
IA Orchard Hotels Fort Worth TRS LP, L.L.C.	Delaware
IA Orchard Hotels Harlingen GP, L.L.C.	Delaware
IA Orchard Hotels Harlingen Limited Partnership	Illinois
IA Orchard Hotels Harlingen LP, L.L.C.	Delaware
IA Orchard Hotels Harlingen TRS GP, L.L.C.	Delaware
IA Orchard Hotels Harlingen TRS Limited Partnership	Illinois
IA Orchard Hotels Harlingen TRS LP, L.L.C.	Delaware
IA Orchard Hotels Hauppauge TRS, L.L.C.	Delaware
IA Orchard Hotels Hauppauge, L.L.C.	Delaware
IA Orchard Hotels Houston 2929 Westpark GP, L.L.C.	Delaware
IA Orchard Hotels Houston 2929 Westpark Limited Partnership	Illinois
IA Orchard Hotels Houston 2929 Westpark LP, L.L.C.	Delaware

IA Orchard Hotels Houston 2929 Westpark TRS GP, L.L.C.	Delaware
IA Orchard Hotels Houston 2929 Westpark TRS Limited Partnership	Illinois
IA Orchard Hotels Houston 2929 Westpark TRS LP, L.L.C.	Delaware
IA Orchard Hotels Houston 2939 Westpark GP, L.L.C.	Delaware
IA Orchard Hotels Houston 2939 Westpark Limited Partnership	Illinois
IA Orchard Hotels Houston 2939 Westpark LP, L.L.C.	Delaware
IA Orchard Hotels Houston 2939 Westpark TRS GP, L.L.C.	Delaware
IA Orchard Hotels Houston 2939 Westpark TRS Limited Partnership	Illinois
IA Orchard Hotels Houston 2939 Westpark TRS LP, L.L.C.	Delaware
IA Orchard Hotels Houston 9965 Westheimer GP, L.L.C.	Delaware
IA Orchard Hotels Houston 9965 Westheimer Limited Partnership	Illinois
IA Orchard Hotels Houston 9965 Westheimer LP, L.L.C.	Delaware
IA Orchard Hotels Houston 9965 Westheimer TRS GP, L.L.C.	Delaware
IA Orchard Hotels Houston 9965 Westheimer TRS Limited Partnership	Illinois
IA Orchard Hotels Houston 9965 Westheimer TRS LP, L.L.C.	Delaware
IA Orchard Hotels Houston 9975 Westheimer GP, L.L.C.	Delaware
IA Orchard Hotels Houston 9975 Westheimer Limited Partnership	Illinois
IA Orchard Hotels Houston 9975 Westheimer LP, L.L.C.	Delaware
IA Orchard Hotels Houston 9975 Westheimer TRS GP, L.L.C.	Delaware
IA Orchard Hotels Houston 9975 Westheimer TRS Limited Partnership	Illinois
IA Orchard Hotels Houston 9975 Westheimer TRS LP, L.L.C.	Delaware
IA Orchard Hotels Irving GP, L.L.C.	Delaware
IA Orchard Hotels Irving Limited Partnership	Illinois
IA Orchard Hotels Irving LP, L.L.C.	Delaware
IA Orchard Hotels Irving TRS GP, L.L.C.	Delaware
IA Orchard Hotels Irving TRS Limited Partnership	Illinois
IA Orchard Hotels Irving TRS LP, L.L.C.	Delaware
IA Orchard Hotels Lebanon TRS, L.L.C.	Delaware
IA Orchard Hotels Lebanon, L.L.C.	Delaware
IA Orchard Hotels Los Alamitos TRS, L.L.C.	Delaware
IA Orchard Hotels Los Alamitos, L.L.C.	Delaware
IA Orchard Hotels Nashville TRS, L.L.C.	Delaware
IA Orchard Hotels Nashville, L.L.C.	Delaware
IA Orchard Hotels Solon TRS, L.L.C.	Delaware
IA Orchard Hotels Solon, L.L.C.	Delaware
IA Orchard Hotels Somerset TRS, L.L.C.	Delaware
IA Orchard Hotels Somerset, L.L.C.	Delaware
IA Orchard Hotels Tampa TRS, L.L.C.	Delaware
IA Orchard Hotels Tampa, L.L.C.	Delaware
IA Orchard Hotels Tucson East Williams TRS, L.L.C.	Delaware
IA Orchard Hotels Tucson East Williams, L.L.C.	Delaware
IA Orchard Hotels Tucson South Williams TRS, L.L.C.	Delaware
IA Orchard Hotels Tucson South Williams, L.L.C.	Delaware
IA Orchard Hotels Vienna TRS, L.L.C.	Delaware
IA Orchard Hotels Vienna, L.L.C.	Delaware
IA Orchard Hotels Westbury TRS, L.L.C.	Delaware

IA Orchard Hotels Westbury, L.L.C.	Delaware
IA Orchard Hotels, Inc.	Delaware
IA Orchard TRS Holding, Inc.	Delaware
IA Orlando Palazzo, L.L.C.	Delaware
IA Orlando Sand Lake Outlot, L.L.C.	Delaware
IA Orlando Sand Lake, L.L.C.	Delaware
IA Orlando Sand, L.L.C.	Delaware
IA Orlando Suncrest Village, L.L.C.	Delaware
IA Palm Coast Palm Harbor, L.L.C.	Delaware
IA Pearland Shadow Creek GP, L.L.C.	Delaware
IA Pearland Shadow Creek Limited Partnership	Illinois
IA Pearland Shadow Creek LP, L.L.C.	Delaware
IA Plano 14th Street Market GP, LLC	Delaware
IA Plano 14th Street Market Limited Partnership	Illinois
IA Plano 14th Street Market LP, L.L.C.	Delaware
IA Plano Hunters Glen GP, L.L.C.	Delaware
IA Plano Hunters Glen Limited Partnership	Illinois
IA Plano Hunters Glen LP, L.L.C.	Delaware
IA Plano Suncreek GP, L.L.C.	Delaware
IA Plano Suncreek Limited Partnership	Illinois
IA Plano Suncreek LP, L.L.C.	Delaware
IA Port Charlotte Peachland, L.L.C.	Delaware
IA Property Sales TRS, Inc.	Delaware
IA Raleigh Bent Tree, L.L.C.	Delaware
IA Raleigh Land, L.L.C.	Delaware
IA RDU Center Drive, L.L.C.	Delaware
IA Richardson Custer Creek GP, L.L.C.	Delaware
IA Richardson Custer Creek Limited Partnership	Illinois
IA Richardson Custer Creek LP, L.L.C.	Delaware
IA Rosenberg Brazos GP, L.L.C.	Delaware
IA Rosenberg Brazos Limited Partnership	Illinois
IA Rosenberg Brazos LP, L.L.C.	Delaware
IA Round Rock University Oaks GP, L.L.C.	Delaware
IA Round Rock University Oaks Limited Partnership	Illinois
IA Round Rock University Oaks LP, L.L.C.	Delaware
IA Sacramento Development VP, L.L.C.	Delaware
IA Sacramento Holdings, L.L.C.	Delaware
IA Sacramento Rail, L.L.C.	Delaware
IA Salem-Concord Holdings, L.L.C.	Delaware
IA Salisbury SPE, L. L. C.	Delaware
IA Salisbury, L.L.C.	Delaware
IA San Antonio Encino Canyon GP, L.L.C.	Delaware
IA San Antonio Encino Canyon Limited Partnership	Illinois
IA San Antonio Encino Canyon LP, L.L.C.	Delaware
IA San Antonio Stone Ridge, L.L.C.	Delaware
IA San Antonio Westover Outlot, L.L.C.	Delaware

IA San Antonio Westover, L.L.C.	Delaware
IA San Antonio Woodlake GP, L.L.C.	Delaware
IA San Antonio Woodlake Limited Partnership	Illinois
IA San Antonio Woodlake LP, L.L.C.	Delaware
IA San Marcos Campus, L.L.C.	Delaware
IA San Marcos Stone Creek LP, L.L.C.	Delaware
IA San Pedro Garden, L.L.C.	Delaware
IA Sarasota Tamiami, L.L.C.	Delaware
IA Select Lodging TRS Holding, Inc.	Delaware
IA Select Lodging, LLC	Delaware
IA Shallotte, L.L.C.	Delaware
IA Sherman Town Center II GP, L.L.C.	Delaware
IA Sherman Town Center II Limited Partnership	Illinois
IA Sherman Town Center II LP, L.L.C.	Delaware
IA Simpsonville Fairview, L.L.C.	Delaware
IA South Frisco Village, L.L.C.	Delaware
IA Sparks Crossing, L.L.C.	Delaware
IA Spring Woodridge Park GP, L.L.C.	Delaware
IA Spring Woodridge Park Limited Partnership	Illinois
IA Spring Woodridge Park LP, L.L.C.	Delaware
IA ST Florida Portfolio II, L.L.C.	Delaware
IA ST Florida Portfolio III, L.L.C.	Delaware
IA ST Florida Portfolio IV, L.L.C.	Delaware
IA ST Florida Portfolio V, L.L.C.	Delaware
IA ST Portfolio III, L.L.C.	Delaware
IA St. Paul Atlas, L.L.C.	Delaware
IA St. Petersburg Gateway, L.L.C.	Delaware
IA Stonebriar Member, L.L.C.	Delaware
IA Tacoma James, L.L.C.	Delaware
IA The Woodlands Grogans Landing GP, L.L.C.	Delaware
IA The Woodlands Grogans Landing Limited Partnership	Illinois
IA The Woodlands Grogans Landing LP, L.L.C.	Delaware
IA The Woodlands Parkside GP, L.L.C.	Delaware
IA The Woodlands Parkside Limited Partnership	Illinois
IA The Woodlands Parkside LP, L.L.C.	Delaware
IA The Woodlands Sterling Ridge GP, L.L.C.	Delaware
IA The Woodlands Sterling Ridge Limited Partnership	Illinois
IA The Woodlands Sterling Ridge LP, L.L.C.	Delaware
IA TN Distribution, L.L.C.	Delaware
IA Tucker Hugh Howell, L.L.C.	Delaware
IA Tulsa 71st II, L.L.C.	Delaware
IA Tulsa 71st, L.L.C.	Delaware
IA Universal City Kitty Hawk GP, L.L.C.	Delaware
IA Universal City Kitty Hawk Limited Partnership	Illinois
IA Universal City Kitty Hawk LP, L.L.C.	Delaware
IA Urban Hotels Annapolis Junction TRS, L.L.C.	Delaware

IA Urban Hotels Annapolis Junction, L.L.C.	Delaware
IA Urban Hotels Atlanta Galleria TRS, L.L.C.	Delaware
IA Urban Hotels Atlanta Galleria, L.L.C.	Delaware
IA Urban Hotels Burlington TRS, L.L.C.	Delaware
IA Urban Hotels Burlington, L.L.C.	Delaware
IA Urban Hotels Colorado Springs TRS, L.L.C.	Delaware
IA Urban Hotels Colorado Springs, L.L.C.	Delaware
IA Urban Hotels Elizabeth 83 TRS, L.L.C.	Delaware
IA Urban Hotels Elizabeth 83, L.L.C.	Delaware
IA Urban Hotels Elizabeth 87 TRS, L.L.C.	Delaware
IA Urban Hotels Elizabeth 87, L.L.C.	Delaware
IA Urban Hotels Medford TRS, L.L.C.	Delaware
IA Urban Hotels Medford, L.L.C.	Delaware
IA Urban Hotels Poughkeepsie TRS, L.L.C.	Delaware
IA Urban Hotels Poughkeepsie, L.L.C.	Delaware
IA Urban Hotels San Antonio GP, L.L.C.	Delaware
IA Urban Hotels San Antonio TRS GP, L.L.C.	Delaware
IA Urban Hotels San Antonio TRS Limited Partnership	Delaware
IA Urban Hotels, Inc.	Delaware
IA Venture Corporation	Delaware
IA Warner Robins City, L.L.C.	Delaware
IA Waterford GP, L.L.C.	Delaware
IA Waterford Limited Partnership	Illinois
IA Waterford LP, L.L.C.	Delaware
IA Webster Clear Lake GP, L.L.C.	Delaware
IA Webster Clear Lake LP, L.L.C.	Delaware
IA Webster Seven Palms GP, L.L.C.	Delaware
IA Webster Seven Palms Limited Partnership	Illinois
IA Webster Seven Palms LP, L.L.C.	Delaware
IA West Palm Beach Paradise, L.L.C.	Delaware
IA Westlake GP, L.L.C.	Delaware
IA Westlake Limited Partnership	Illinois
IA Westlake LP, L.L.C.	Delaware
IA Wheeling JV, L.L.C.	Delaware
IA Wheeling Loan Investment, L.L.C.	Delaware
IA Wildomar Bear Creek, L.L.C.	Delaware
IA Wilson Heritage, L.L.C.	Delaware
IA Winston Hotels Albany TRS, L.L.C.	Delaware
IA Winston Hotels Albany, L.L.C.	Delaware
IA Winston Hotels Chapel Hill Hamilton TRS, L.L.C.	Delaware
IA Winston Hotels Chapel Hill Hamilton, L.L.C.	Delaware
IA Winston Hotels Charlotte, L.L.C.	Delaware
IA Winston Hotels Houston 1050 Bay Area TRS GP, L.L.C.	Delaware
IA Winston Hotels Houston 1050 Bay Area TRS Limited Partnership	Illinois
IA Winston Hotels Morrisville, L.L.C.	Delaware
IA Winston Hotels Roanoke 3305 Ordway TRS, L.L.C.	Delaware

IA Winston Hotels Roanoke 3305 Ordway, L.L.C.	Delaware
IA Winston Hotels Wilmington Rock Spring TRS, L.L.C.	Delaware
IA Winston Hotels Wilmington Rock Spring, L.L.C.	Delaware
IA Woodlake Acquisitions, L.L.C.	Delaware
IA Woodstock Rose Creek, L.L.C.	Delaware
IA Wylie Woodbridge LP, L.L.C.	Delaware
IA/Stephens (Fremont Blvd) Ventures, LLC	Delaware
IA/Stephens (Fremont Tech) Ventures, LLC	Delaware
IA/Stephens (Las Plumas) Ventures, LLC	Delaware
IA/Stephens (N First) Ventures, LLC	Delaware
IA/Stephens (Sonora) Ventures, LLC	Delaware
IA/Stephens (Southpoint) Ventures, LLC	Delaware
IA/Stephens (Sycamore II) Ventures, LLC	Delaware
IA/Stephens (Technology) Ventures, L.L.C.	Delaware
IA/Stephens (Timber) Ventures, LLC	Delaware
IA/Stephens (Trimble) Ventures, LLC	Delaware
IAGM REIT I, LLC	Delaware
IAGM Retail Fund I Member, L.L.C.	Delaware
IAGM Retail Fund I,L.L.C.	Delaware
Inland American Real Estate Trust, Inc.	Maryland
Inland CCC Homewood Hotel Lessee, LLC	Delaware
Inland CCC Homewood Hotel, LLC	Delaware
Inland PPD Charter Avondale, L.L.C.	Delaware
Inland PPD Charter Baltimore, L.L.C.	Delaware
Inland PPD Charter Colorado Springs, L.L.C.	Delaware
Inland PPD Charter Coolidge II, L.L.C.	Delaware
Inland PPD Charter Coolidge, L.L.C.	Delaware
Inland PPD Charter Firestone, L.L.C.	Delaware
Inland PPD Charter Holdings, L.L.C.	Delaware
Inland PPD Charter Palm Coast, L.L.C.	Delaware
Inland PPD Charter Washington DC, L.L.C.	Delaware
Inland PPD Haskell Associates GP, L.L.C.	Delaware
Inland PPD Haskell Associates Limited Partnership	Illinois
Inland PPD Haskell Associates LP, L.L.C.	Delaware
Inland PPD Hudson Associates, L.L.C.	Delaware
Inland Public Properties Development, Inc.	Delaware
Intech Retail Associates One, LLC	Indiana
Jacksonville Hotel Associates LLC	Delaware
Jacksonville Lessee Company LLC	Delaware
Kessler Meeting Street, LLC	Delaware
Lane Park at Mountain Brook, LLC	Delaware
Lincoln Mall Condominium Association, Inc.	Rhode Island
LIP Holdings, LLC	Delaware
Mainline Holdings, Inc.	Delaware
Marsh Landing Hotel Associates, LLC	Delaware
Marsh Landing Lessee, LLC	North Carolina

MB (Delaware), LLC	Delaware
MB Arlington Collins GP, L.L.C.	Delaware
MB Arlington Collins Limited Partnership	Illinois
MB Arlington Collins LP, L.L.C.	Delaware
MB Bloomsburg Buckhorn DST	Delaware
MB Canfield Main, L.L.C.	Delaware
MB Cleveland Erieview, L.L.C.	Delaware
MB Columbus Hilliard, L.L.C.	Delaware
MB Conroe GP, L.L.C.	Delaware
MB Conroe Limited Partnership	Illinois
MB Conroe LP, L.L.C.	Delaware
MB Cypress Cyfair GP, L.L.C.	Delaware
MB Cypress Cyfair Limited Partnership	Illinois
MB Cypress Cyfair LP, L.L.C.	Delaware
MB Eagles Stockbridge, L.L.C.	Delaware
MB East Humble Atascocita GP, L.L.C.	Delaware
MB East Humble Atascocita Limited Partnership	Illinois
MB East Humble Atascocita LP, L.L.C.	Delaware
MB Evanston Sherman, L.L.C.	Delaware
MB Fabyan Randall Plaza Batavia, L.L.C.	Delaware
MB Herndon, L.L.C.	Delaware
MB Highlands Ranch Ridgeline, L.L.C.	Delaware
MB Hoffman Estates, L.L.C.	Delaware
MB Houston Antoine GP, L.L.C.	Delaware
MB Houston Antoine Limited Partnership	Illinois
MB Houston Antoine LP, L.L.C.	Delaware
MB Houston Blackhawk GP, L.L.C.	Delaware
MB Houston Blackhawk LP, L.L.C.	Delaware
MB Houston Cypress GP, L.L.C.	Delaware
MB Houston Cypress Limited Partnership	Illinois
MB Houston Cypress LP, L.L.C.	Delaware
MB Houston Eldridge GP, L.L.C.	Delaware
MB Houston Eldridge Limited Partnership	Illinois
MB Houston Eldridge LP, L.L.C.	Delaware
MB Houston Eldridge Town Center GP, L.L.C.	Delaware
MB Houston Eldridge Town Center Limited Partnership	Illinois
MB Houston Eldridge Town Center LP, L.L.C.	Delaware
MB Houston Highland GP, L.L.C.	Delaware
MB Houston Highland Limited Partnership	Illinois
MB Houston Highland LP, L.L.C.	Delaware
MB Houston Hunting Bayou Restaurant GP, L.L.C.	Delaware
MB Houston Hunting Bayou Restaurant Limited Partnership	Illinois
MB Houston Hunting Bayou Restaurant LP, L.L.C.	Delaware
MB Houston New Forest II GP, L.L.C.	Delaware
MB Houston New Forest II Limited Partnership	Illinois
MB Houston New Forest II LP, L.L.C.	Delaware

MB Houston Winchester GP, L.L.C.	Delaware
MB Houston Winchester Limited Partnership	Illinois
MB Houston Winchester LP, L.L.C.	Delaware
MB Houston Windemere GP, L.L.C.	Delaware
MB Houston Windemere Limited Partnership	Illinois
MB Houston Windemere LP, L.L.C.	Delaware
MB Jacinto City Hunting Bayou GP, L.L.C.	Delaware
MB Jacinto City Hunting Bayou Limited Partnership	Illinois
MB Jacinto City Hunting Bayou LP, L.L.C.	Delaware
MB Jacinto City Market GP, L.L.C.	Delaware
MB Jacinto City Market Limited Partnership	Illinois
MB Jacinto City Market LP, L.L.C.	Delaware
MB Jacinto City Restaurant GP, L.L.C.	Delaware
MB Jacinto City Restaurant Limited Partnership	Illinois
MB Jacinto City Restaurant LP, L.L.C.	Delaware
MB Jacinto City Theater GP, L.L.C.	Delaware
MB Jacinto City Theater Limited Partnership	Illinois
MB Jacinto City Theater LP, L.L.C.	Delaware
MB Keene Monadnock, L.L.C.	Delaware
MB Largo Paradise, L.L.C.	Delaware
MB League City Bay Colony GP, L.L.C.	Delaware
MB League City Bay Colony Limited Partnership	Illinois
MB League City Bay Colony LP, L.L.C.	Delaware
MB Lincoln Mall, L.L.C.	Delaware
MB Longview Triangle, L.L.C.	Delaware
MB Louisville Southgate, L.L.C.	Delaware
MB Minneapolis 8th Street, L.L.C.	Delaware
MB Pittsburgh Bridgeside DST	Delaware
MB REIT (Florida), Inc.	Florida
MB Rockford State, L.L.C.	Delaware
MB San Antonio Brooks GP, L.L.C.	Delaware
MB San Antonio Brooks Limited Partnership	Illinois
MB San Antonio Brooks LP, L.L.C.	Delaware
MB Shakopee Vierling, L.L.C.	Delaware
MB Sherman Town Center GP, L.L.C.	Delaware
MB Sherman Town Center Limited Partnership	Illinois
MB Sherman Town Center LP, L.L.C.	Delaware
MB Sioux City Lakeport, L.L.C.	Delaware
MB Spring Stables GP, L.L.C.	Delaware
MB Spring Stables Limited Partnership	Illinois
MB Spring Stables LP, L.L.C.	Delaware
MB Spring Town Center GP, L.L.C.	Delaware
MB Spring Town Center III GP, L.L.C.	Delaware
MB Spring Town Center III Limited Partnership	Illinois
MB Spring Town Center III LP, L.L.C.	Delaware
MB Spring Town Center Limited Partnership	Illinois

MB Spring Town Center LP, L.L.C.	Delaware
MB St. Louis Chestnut, L.L.C.	Delaware
MB Tomball Town Center GP, L.L.C.	Delaware
MB Tomball Town Center Limited Partnership	Illinois
MB Tomball Town Center LP, L.L.C.	Delaware
MB West Chester, L.L.C.	Delaware
MB Willis Town Center GP, L.L.C.	Delaware
MB Willis Town Center Limited Partnership	Illinois
MB Willis Town Center LP, L.L.C.	Delaware
MCP Associates Two, LLC	Indiana
MCP Partners One, LLC	Indiana
MCP Partners Three, LLC	Indiana
MCP Partners Two, LLC	Indiana
Meridian Corporate Plaza Association, Inc.	Indiana
Midlothian Medical Partners, LLC	Indiana
Monadnock Condominium Association	New Hampshire
New Forest Crossing Property Owners Association	Texas
North Pointe Park Partners, LLC	Indiana
Richmond Hotel Associates, L.L.C.	Delaware
Richmond Hotel Lessee, L.L.C.	Delaware
Rose Creek Office Condominium Association, Inc.	Georgia
Stone Creek Crossing GP, L.L.C.	Delaware
Stone Creek Crossing, L.P.	Delaware
UH 2100 San Antonio, L.L.C.	Delaware
UH Spring Street, LLC	Georgia
University House 14th Street, L.L.C.	Delaware
University House 930 Spring Street, L.L.C.	Delaware
University House Bishop's Landing, L.L.C.	Delaware
University House Central Florida, L.L.C.	Delaware
University House Charlotte, L.L.C.	Delaware
University House Clemson, L.L.C.	Delaware
University House Denver, L.L.C.	Delaware
University House Eugene Member, L.L.C.	Delaware
University House Fayetteville, L.L.C.	Delaware
University House Fort Worth, L.L.C.	Delaware
University House Fullerton, L.L.C.	Delaware
University House Gainesville, L.L.C.	Delaware
University House Huntsville, L.L.C.	Delaware
University House Lafayette, L.L.C.	Delaware
University House Mesa, L.L.C.	Delaware
University House Raleigh, L.L.C.	Delaware
University House Tallahassee, L.L.C.	Delaware
University House Tempe, L.L.C.	Delaware
University Partners, L.L.C.	Delaware
Walnut Street GP, LLC	Delaware
Walnut Street Holding Company, LLC	Delaware

Walnut Street Holdings GP, LLC	Delaware
Walnut Street Holdings, L.P.	Delaware
Walnut Street Lessee, L.P.	Delaware
Weber/Inland American Lewisville TC Limited Partnership	Texas
Winston Alpharetta SPE LLC	Delaware
Winston Ann Arbor SPE LLC	Delaware
Winston Cary HS SPE LLC	Delaware
Winston Charleston QS SPE LLC	Delaware
Winston Duluth HI SPE LLC	Delaware
Winston Durham HS SPE LLC	Delaware
Winston Elmsford SPE LLC	Delaware
Winston Houston CY SPE LLC	Delaware
Winston Houston HS SPE LLC	Delaware
Winston Kansas City, LLC	Delaware
Winston Kansas City, LP	Delaware
Winston Manager II LLC	Delaware
Winston Phoenix HS SPE LLC	Delaware
Winston Princeton Associates TRS, L.L.C.	Delaware
Winston Princeton Associates, L.L.C.	Delaware
Winston Raleigh HS SPE LLC	Delaware
Winston Roanoke SPE LLC	Delaware
Winston SPE II LLC	Delaware
Winston Windsor SPE LLC	Delaware
Woodbridge Crossing GP, L.L.C.	Delaware
Woodbridge Crossing, L.P.	Delaware